UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2010

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of the Company was held on May 6, 2010.

(b)
There were 16,220,498 shares eligible to vote, and 12,258,791 shares, or 75.6% of the outstanding shares, were voted in person or by proxy at the meeting. The following proposals were submitted by the Board of Directors to a vote of the shareholders:

Proposal 1. Election of Directors. The following individuals were elected to serve as directors until the 2011 Annual Meeting of Shareholders:

Director	Votes "FOR"	Votes "WITHHELD"	Broker Non-Votes
Peter H. Carlton	5,726,565	3,637,204	2,895,022
H. Douglas Chaffin	5,321,740	4,042,029	2,895,022
Joseph S. Daly	5,780,425	3,583,344	2,895,022
Edwin L. Harwood	6,829,936	2,533,833	2,895,022
Thomas M. Huner	6,701,686	2,662,083	2,895,022
Michael J. Miller	5,795,328	3,568,441	2,895,022
Debra J. Shah	5,474,681	3,889,088	2,895,022
John L. Skibski	6,677,690	2,686,079	2,895,022
Philip P. Swy	6,679,229	2,684,540	2,895,022
Karen M. Wilson	5,493,764	3,870,005	2,895,022

Proposal 2. Amendment of the Articles of Incorporation to increase the number of shares of common stock authorized from 30,000,000 to 300,000,000. This proposal received the following votes:

For	Against	Abstain
5,148,849	6,981,661	128,281

Based on the votes set forth above, the Amendment to the Articles of Incorporation did not receive the required majority of the shares outstanding and therefore was not approved.

Proposal 3. Amendment of the Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
2,789,021	6,493,357	81,391	2,895,022

Based on the votes set forth above, the Amendment to the Articles of Incorporation did not receive the required majority of the shares outstanding and therefore was not approved.

Proposal 4. Approval of adjournment of the Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Annual Meeting to adopt the proposed amendments to the Articles of Incorporation to increase the number of authorized shares of common stock and authorize a new class of preferred stock as set forth in Proposals Two and Three. This proposal received the following votes:

For	Against	Abstain
5,000,132	7,117,054	141,605

Based on the votes set forth above, the proposal to approve the adjournment of the meeting did not receive the required majority of the votes cast and therefore was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: May 11, 2010	By:	/s/ H. Douglas Chaffin
H. Douglas Chaffin
President and Chief Executive Officer